EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Contura Energy, Inc. (the “Registrant”) for the period ended December 31, 2018, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Registrant certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: April 1, 2019

By: /s/ Kevin S. Crutchfield
Kevin S. Crutchfield
Chief Executive Officer
(Principal Executive Officer)

Date: April 1, 2019

By: /s/ Charles Andrew Eidson
Charles Andrew Eidson
Executive Vice President and Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)